UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2002

Avalon Digital Marketing Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28403 (Commission File Number)	77-0511097 (IRS Employer Identification No.)

2120 Main Street, Suite 200, Huntington Beach, California 92648
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (714) 536-6200

MindArrow Systems, Inc.
(Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 8. CHANGE IN FISCAL YEAR.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.3
EXHIBIT 99.4

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On September 30, 2002, MindArrow Systems, Inc. (“MindArrow”) completed its acquisition of Category 5 Technologies, Inc. (“Category 5”), a Nevada corporation, pursuant to an Agreement and Plan of Merger dated as of July 12, 2002, as amended (the “Merger Agreement”), by and among MindArrow, Category 5 and MindArrow Acquisition Corp., a wholly owned Delaware subsidiary of MindArrow. The acquisition was accomplished by a merger of Category 5 with and into MindArrow Acquisition Corp., with MindArrow Acquisition Corp. continuing as the surviving corporation and wholly-owned subsidiary of MindArrow (the “Merger”).

Following the merger, on September 30, 2002 MindArrow Systems, Inc. was renamed “Avalon Digital Marketing Systems, Inc.” (hereinafter, the “Registrant” or “Avalon”) and effected a reverse split of its common stock on the basis of one share for every ten shares outstanding, effective immediately. Avalon common stock now trades on the Nasdaq SmallCap Market under the symbol “AVLN”.

Upon completion of the Merger, each outstanding share of Category 5 common stock was converted into the right to receive (i) 2.3 shares of fully paid and nonassessable common stock of Avalon (or 0.23 share of common stock on a post-reverse split basis) and (ii) a warrant to acquire 0.5 shares of Avalon’s common stock at an exercise price of $0.01 per share (or 0.05 share of common stock at an exercise price of $0.10 per share on a post-reverse split basis) (the “Exchange Ratio”), vesting only upon the achievement of certain financial objectives by Category 5’s subsidiary, ePenzio, Inc., following the Merger. Cash will be delivered to each Category 5 stockholder in lieu of any fractional shares remaining after the exchange.

For accounting purposes, the Merger is being accounted for as a reverse acquisition, with Category 5 as the accounting acquirer. Accordingly, the historical financial statements of Category 5 will be the historical financial statements of the Registrant, and the assets and liabilities of the Registrant will be accounted for as required under the purchase method of accounting. The results of operations of the Registrant will be included in the financial statements of the merged company from September 30, 2002, the effective date of the Merger. Management currently anticipates that the independent auditors of the Registrant will continue to be Grant Thornton LLP rather than the former auditors of Category 5.

The Registrant changed its fiscal year end, effective as of the closing of the Merger, from September 30 to June 30, the fiscal year end of Category 5 Technologies, Inc., the accounting acquirer in the Merger. Because Category 5 is considered the accounting acquirer, no report for a transition period is required. The Registrant’s next periodic report will be its Quarterly Report on Form 10-Q for the three months ended September 30, 2002.

Upon consummation of the Merger, outstanding options and warrants to purchase shares of Category 5 common stock were assumed by the Registrant. Each such option or warrant became exercisable for shares of Avalon common stock rather than shares of Category 5 common stock, in a number adjusted to reflect the Exchange Ratio, and at an exercise price adjusted to reflect the Exchange Ratio.

The issuance of the Registrant’s common stock under the Merger Agreement as described above was registered under the Securities Act of 1933, as amended, pursuant to the Registrant’s registration statement on Form S-4 (File No. 333-98793) filed with the Securities and Exchange Commission and declared effective on September 16, 2002. The Joint Proxy Statement/Prospectus of MindArrow and Category 5 included in the registration statement on Form S-4 contains additional information about the Merger. A copy of the Merger Agreement is attached as Exhibit 2.1 to the registration statement on Form S-4.

Following the Merger, Paul Anderson and Tyler Thompson, both of whom were directors and executive officers of Category 5 or its subsidiaries, were appointed as directors of Avalon.

At the time of the Merger there were no material relationships between Category 5 or any of its stockholders, on the one hand, and MindArrow, any of MindArrow’s affiliates, any director or officer of MindArrow or any associate of any such director or officer, on the other hand.

The foregoing descriptions of the terms of the Merger Agreement and related agreements do not purport to be complete statements of the parties’ rights and obligations thereunder, and are qualified in their entirety by reference to the definitive documents, copies of which are attached as exhibits hereto and the contents of which are incorporated herein by reference. Certain additional matters relating to the acquisition are more fully described in the Registrant’s press release dated October 1, 2002 which is attached as Exhibit 99.1 hereto, the contents of which are also hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

         This Form 8-K includes as an exhibit the consolidated combined balance sheets of Category 5 Technologies, Inc. and subsidiaries as of June 30, 2002 and 2001 and related consolidated combined statements of operations, equity, and cash flows for the year ended June 30, 2002, the six months ended June 30, 2001 and the year ended December 31, 2000.

(b)	Pro Forma Financial Information.

         This Form 8-K includes as an exhibit the unaudited pro forma combined balance sheet of MindArrow and Category 5 as of June 30, 2002, and the unaudited pro forma combined statement or operations for the twelve months ended June 30, 2002.

(c) Exhibits	The following documents are filed as exhibits to this report:

2.1	Agreement and Plan of Merger dated as of July 12, 2002, as amended, by and among MindArrow Systems, Inc., Category 5 Technologies, Inc. and MindArrow Acquisition Corp., filed with the Securities and Exchange Commission on August 27, 2002 as Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-98793) of MindArrow Systems, Inc., and incorporated by reference herein.

99.1	Consolidated combined balance sheets of Category 5 Technologies, Inc. and subsidiaries as of June 30, 2002 and 2001 and related consolidated combined statements of operations, equity, and cash flows for the year ended June 30, 2002, the six months ended June 30, 2001 and the year ended December 31, 2000, filed with the Securities and Exchange Commission on October 8, 2002 with the Annual Report on Form 10-KSB of Category 5 Technologies, Inc. for the fiscal year ended June 30, 2002, and incorporated by reference herein.

99.2	Pro forma combined balance sheet of MindArrow and Category 5 as of June 30, 2002, and pro forma combined statement of operations for the twelve months ended June 30, 2002, filed with the Securities and Exchange Commission on September 16, 2002 with Pre-Effective

Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-98793) of MindArrow Systems, Inc., and incorporated by reference herein.

99.3	Press release dated October 1, 2002 issued by Avalon Digital Marketing Systems, Inc.

99.4	Consent of Tanner + Co.

ITEM 8. CHANGE IN FISCAL YEAR.

The Registrant changed its fiscal year end, effective as of the closing of the Merger, from September 30 to June 30, the fiscal year end of Category 5 Technologies, Inc., the accounting acquirer in the Merger. Because Category 5 is considered the accounting acquirer, no report for a transition period is required. The Registrant’s next periodic report will be its Quarterly Report on Form 10-Q for the three months ended September 30, 2002.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 14, 2002	Avalon Digital Marketing Systems, Inc.

	By:	/s/ Michael R. Friedl

Michael R. Friedl Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger dated as of July 12, 2002, as amended, by and among MindArrow Systems, Inc., Category 5 Technologies, Inc. and MindArrow Acquisition Corp., filed with the Securities and Exchange Commission on August 27, 2002 as Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-98793) of MindArrow Systems, Inc., and incorporated by reference herein.

99.1	Consolidated combined balance sheets of Category 5 Technologies, Inc. and subsidiaries as of June 30, 2002 and 2001 and related consolidated combined statements of operations, equity, and cash flows for the year ended June 30, 2002, the six months ended June 30, 2001 and the year ended December 31, 2000, filed with the Securities and Exchange Commission on October 8, 2002 with the Annual Report on Form 10-KSB of Category 5 Technologies, Inc. for the fiscal year ended June 30, 2002, and incorporated by reference herein.

99.2	Pro forma combined balance sheet of MindArrow and Category 5 as of June 30, 2002, and pro forma combined statement of operations for the twelve months ended June 30, 2002, filed with the Securities and Exchange Commission on September 16, 2002 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-98793) of MindArrow Systems, Inc., and incorporated by reference herein.

99.3	Press release dated October 1, 2002 issued by Avalon Digital Marketing Systems, Inc.

99.4	Consent of Tanner + Co.